                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                               ASSET-BACKED ISSUER
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2006

                   Morgan Stanley Capital I Trust 2006 - TOP23
           (Exact name of issuing entity as specified in its charter)

                     Bear Stearn Commercial Mortgage , Inc.
                      Principal Commercial Funding II, LLC
                     Wells Fargo Bank, National Association
                     Morgan Stanley Mortgage Capital I Inc.
            (Exact names of sponsors as specified in their charters)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

          NEW YORK                  333-130684         Applied for, but not yet
(State or Other Jurisdiction     (Commission File      received from the I.R.S.
 of Incorporation of the       Number of Depositor)        (I.R.S. Employer
       issuing entity)                                  Identification Number)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
        Depositor's telephone number, including area code (212) 761-4000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

         On August 3, 2006, Morgan Stanley Capital I Inc. (the "Company")
entered into a Pooling and Servicing Agreement, dated as of August 1, 2006, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as
trustee and custodian of the Trust (the "Trustee") and Wells Fargo Bank,
National Association, as paying agent (the "Paying Agent"), certificate registrar and authentication agent, providing for the Company's Commercial
Mortgage Pass-Through Certificates, Series 2006-TOP23. The Pooling and Servicing
Agreement is annexed hereto as Exhibit 99.1.

         On August 3, 2006, in connection with the Pooling and Servicing
Agreement, the Master Servicer entered into a Primary Servicing Agreement, dated as of August 1, 2006 (the "Primary Servicing Agreement"), by and between the
Master Servicer and Principal Global Investors, LLC, as the primary servicer.
The Primary Servicing Agreement is annexed hereto as Exhibit 99.2.

         On July 19, 2006, Morgan Stanley Capital I Inc. (the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of July 19, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc.
(the "Bear MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of July 19,
2006, by and between the Company, as purchaser, and Morgan Stanley Mortgage
Capital Inc. (the "Morgan MLPA"), (c) a Mortgage Loan Purchase Agreement, dated as of July 19, 2006, by and between the Company, as purchaser, and Principal
Commercial Funding II, LLC (the "Principal II MLPA"), and (d) a Mortgage Loan
Purchase Agreement, dated as of July 19, 2006, by and between the Company, as purchaser, and Wells Fargo Bank, National Association (the "Wells MLPA"), each in connection with the Company's Commercial Mortgage Pass-Through Certificates,
Series 2006-TOP23. The Bear MLPA is annexed hereto as Exhibit 99.3. The Morgan
MLPA is annexed hereto as Exhibit 99.4. The Principal II MLPA is annexed hereto as Exhibit 99.5. The Wells MLPA is annexed hereto as Exhibit 99.6.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

           (a)    Financial Statements of Business Acquired
                  Not applicable.

           (b)    Pro Forma Financial Information
                  Not applicable.

           (c)    Exhibits:

Exhibit No.     Description
-----------     -----------

99.1 Pooling and Servicing Agreement, dated as of August 1, 2006, by and between
Company, the Master Servicer, the Special Servicer, the Trustee and the Paying
Agent.

99.2 Primary Servicing Agreement, dated as of August 1, 2006, by and between the
Master Servicer and Principal Global Investors, LLC.

99.3 Mortgage Loan Purchase Agreements, dated as of July 19, 2006, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.4 Mortgage Loan Purchase Agreements, dated as of July 19, 2006, by and between the Company and Morgan Stanley Mortgage Capital Inc.

99.5 Mortgage Loan Purchase Agreements, dated as of July 19, 2006, by and between the Company and Principal Commercial Funding II, LLC,

99.6 Mortgage Loan Purchase Agreements, dated as of July 19, 2006, by and between the Company and Wells Fargo Bank, National Association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 17, 2006

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    -------------------------
    Name:  Anthony J. Sfarra
    Title: Vice President